Term loan facility	3 Months Ended
Jun. 30, 2024
Disclosure Of Term Loan Facility [Abstract]
Term loan facility [Text Block]

11. Term loan facility

During February 2024, the Company entered into a $5,000,000 revolving loan facility (the "Loan") with Export Development Canada ("EDC"). The Loan is used to finance working capital investments to deliver all-electric vehicles to customers under purchase orders approved by EDC. The Loan allows advances over a 24-month period, has a term of 36 months, and bears interest at a floating rate of US Prime + 5% per annum. The Company has granted EDC a first and second ranking security interest over property of the Company and certain subsidiaries, and the Company and certain subsidiaries have provided Guarantees to EDC. The Company and FWP Holdings LLC, a company that is beneficially owned and controlled by the CEO and Chairman of the Company, entered into a postponement and subordination agreement with the term loan facility lender under which the parties agreed that the loans from FWP Holdings LLC would be subordinate to the lender's security interests and that no payment will be made on the loans from FWP Holdings LLC before the full repayment of the term loan facility (Note 16).

The term loan facility has two financial covenants. The first covenant is reported quarterly, and is to maintain a current ratio, defined as current assets over current liabilities, of greater than 1.2 to 1.0. The Company is in compliance with this covenant as at June 30, 2024. The second covenant commences at the 2026 fiscal year end, will be reported quarterly, and is to maintain a debt service coverage ratio of 1.25 to 1.0. The debt service coverage ratio is defined as EBITDA for the trailing four quarters, divided by the sum of debt payments, capital lease payments, and interest expense, each for the trailing four quarters.

As at June 30, 2024 the balance outstanding on the term loan facility, including fees and accrued interest, was $3,030,874 (March 31, 2024 -$2,267,897).